Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

The components of our income (loss) before benefit for income taxes were as follows (in thousands):

	Year Ended December 31,
	2015	2016	2017
United States	$11,236	$3,087	$(9,242)
Foreign	435	885	972
Income (loss) before provision for income taxes	$11,671	$3,972	$(8,270)

The provision (benefit) for income taxes consisted of the following (in thousands):

	Year Ended December 31,
	2015	2016	2017
Current:
Federal	$(584)	$(948)	$(275)
State	(457)	(214)	(1,433)
Foreign	97	178	179
Total current	(944)	(984)	(1,529)
Deferred:
Federal	8,037	4,306	(28,161)
State	644	361	(3,992)
Foreign	(30)	(15)	(14)
Total deferred	8,651	4,652	(32,167)
Provision (benefit) for income taxes	$7,707	$3,668	$(33,696)

The following table provides a reconciliation of the federal statutory income tax rate to our effective tax rate:

	Year Ended December 31,
	2015	2016	2017
Tax provision (benefit) at U.S. statutory rate	35.0%	35.0%	35.0%
State income taxes, net of federal benefit	10.5	14.1	31.7
Non-qualified stock option shortfalls (windfalls), net	15.2	23.0	1.9
Stock-based compensation	11.0	18.3	(9.7)
Lobbying	2.6	8.9	(9.1)
Research and development credits	(9.7)	(20.4)	(1.5)
Tax reform - tax rate change	—	—	355.9
Foreign income tax and income inclusion	—	10.9	2.7
Other	1.4	2.4	0.7
Effective tax rate	66.0%	92.2%	407.6%

Our effective tax rates in 2015 and 2016 were both higher than the federal rate. The provision for income taxes in 2015 differs from the federal statutory rate primarily due to stock based compensation adjustments and non-deductible lobbying expenses, partially offset by the release of a liability for unrecognized tax benefits and research and development tax credits. The provision for income taxes in 2016 differs from the federal statutory rate primarily due to stock based compensation adjustments, foreign income inclusions, and non-deductible lobbying expenses, partially offset by the release of a liability for unrecognized tax benefits and research and development tax credits.

Our effective tax rate in 2017 differs from the federal statutory rate primarily due to the release of a liability for unrecognized tax benefits and tax rate change resulting from the Tax Cuts and Jobs Act of 2017, or the “Jobs Act”, passed on December 22, 2017. The Jobs Act resulted in significant changes to the Internal Revenue Code. The Jobs Act reduces the federal corporate income tax rate from 35% to 21% effective for tax periods beginning after December 31, 2017; changes U.S international taxation from a worldwide tax system to a territorial system; and imposes a one-time transition tax on untaxed cumulative foreign earnings and profits as of December 31, 2017. The Act also includes provisions for the elimination of the Alternative Minimum Tax, or AMT, among other changes. The previously recorded deferred tax asset for AMT credits of $1.8 million, which are now refundable credits under the provisions of the Jobs Act, was recorded as a long-term receivable and included in Other assets in the consolidated balance sheets. We have also remeasured the deferred tax assets and liabilities based on the rate at which they are expected to reverse in the future and recorded a $29.4 million benefit as a result of this remeasurement.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, together with net operating loss and tax credit carry forwards. Significant components of our deferred tax assets were as follows (in thousands):

	December 31, 2016	December 31, 2017
Deferred tax assets:
Accruals and reserves	$2,242	$2,499
Stock-based compensation	2,960	2,443
Intangible assets	1,464	448
Net operating losses	9,337	12,055
Tax credits	4,399	3,569
Other	70	178
Total deferred tax assets	20,472	21,192
Deferred tax liabilities:
Commissions receivable	(93,538)	(64,911)
Intangible assets	(2,133)	(1,083)
Fixed assets	—	(55)
Total deferred tax liabilities	(95,671)	(66,049)
Net deferred tax liabilities	$(75,199)	$(44,857)

Assessing the realizability of our deferred tax assets is dependent upon several factors, including the likelihood and amount, if any, of future taxable income in relevant jurisdictions during the periods in which those temporary differences become deductible. We forecast taxable income by considering all available positive and negative evidence, including our history of operating income and losses and our financial plans and estimates that we use to manage the business. These assumptions require significant judgment about future taxable income.

Prior to the adoption of ASC 606, we primarily recognized revenue from commissions as cash was received for both GAAP and tax accounting purposes. Upon adopting Topic 606 on January 1, 2018, a commission receivable asset was recognized for the lifetime value of commissions expected to be received for members. This represented a significant acceleration of revenue recognition for GAAP purposes while the related cash is expected to be collected over several years. Thus, we concluded that for tax accounting purposes, revenue would continue to be recognized as we collect cash. The difference between the GAAP and tax basis of accounting results in a significant deferred tax liability related to the commissions receivable recognized, which is a source of income that can be used when assessing the realizability of our U.S. deferred tax assets. We concluded that our deferred tax liabilities are sufficient to support the realizability of our deferred tax assets and accordingly reversed our previously recorded valuation allowance as of January 1, 2015, the earliest period to which the retrospective the adoption of Topic 606 was applied. Based on our history of earnings and projected future taxable income, all deferred taxes are considered more likely than not to be realized.

We had net operating loss carry forwards at December 31, 2017 of approximately $39.7 million and $60.0 million for federal income tax and state income tax purposes, respectively. Federal and state net operating loss carry forwards begin expiring in 2034 and 2020, respectively. At December 31, 2017, we had tax credit carry forwards of approximately $3.0 million and $4.2 million for federal income tax and state income tax purposes, respectively. The Federal tax credit carry forwards begin expiring in 2021. The state tax credits carry forward indefinitely.

Utilization of the net operating loss ("NOL") carryforwards and credits may be subject to a substantial annual limitation due to ownership changes that may have occurred or that could occur in the future, as required by Section 382 of the Internal Revenue Code of 1986, as amended, or the Code, and similar state provisions. These ownership change limitations may limit the amount of NOL carryforwards and other tax attributes that can be utilized annually to offset future taxable income and tax, respectively. In general, an “ownership change” as defined by Section 382 of the Code results from a transaction or series of transactions over a three-year period resulting in an ownership change of more than 50 percentage points (by value) of the outstanding stock of a company by certain stockholders.
A reconciliation of the beginning and ending amount of our unrecognized tax benefits is as follows (in thousands):

Unrecognized Tax Benefits
Balance at December 31, 2014	$6,756
Increases based on tax positions related to the prior year	344
Decreases based on tax positions related to the prior year	(24)
Lapse of statute of limitations	(1,301)
Additions based on tax positions related to the current year	409
Balance at December 31, 2015	$6,184
Lapse of statute of limitations	(1,236)
Additions based on tax positions related to the current year	305
Balance at December 31, 2016	5,253
Decreases based on tax positions related to the prior year	(862)
Lapse of statute of limitations	(1,637)
Additions based on tax positions related to the current year	342
Balance at December 31, 2017	$3,096

Tax positions are evaluated in a two-step process. We first determine whether it is more likely than not that a tax position will be sustained upon examination. If a tax position meets the more-likely-than-not recognition threshold, it is then measured to determine the amount of benefit to recognize in the financial statements. The tax position is measured as the largest amount of benefit that is greater than 50% likely of being realized upon ultimate settlement.

As of December 31, 2017, the total amount of gross unrecognized tax benefits was $3.1 million, of which a nominal amount, if recognized, would impact our effective tax rate. As of December 31, 2016, the total amount of gross unrecognized tax benefits was $5.3 million, of which $1.6 million, if recognized, would impact our effective tax rate.

We record interest and penalties related to unrecognized tax benefits in income tax expense. At December 31, 2017, we had an immaterial amount accrued for estimated interest related to uncertain tax positions. We did not record an accrual for penalties.

Included in the balance of income tax liabilities, accrued interest, and accrued penalties at December 31, 2017 is a nominal amount related to tax positions for which it is reasonably possible that the statute of limitations will expire in various jurisdictions and income tax exams will close within the next twelve months.

We are subject to taxation in various jurisdictions, including federal, state and foreign. Our federal and state income tax returns are generally not subject to examination by taxing authorities for fiscal years before 2007 due to our net operating losses. The examination of our 2009 and 2010 California income tax returns by the California Franchise Tax Board was completed in the first quarter of 2017. We assessed the impact on our unrecognized tax benefits for all open years and recorded any necessary adjustments in the first quarter of 2017.